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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  SEPTEMBER 21, 2000
                Date of Report (Date of Earliest Event Reported)


                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)

                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)

                                 (650) 857-1501
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              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT.

         In a Current Report on Form 8-K filed on September 12, 2000, Hewlett-Packard Company("HP") announced that it was in discussions with PricewaterhouseCoopers ("PwC") regarding a possible acquisition of PwC's global management and information technology consulting practice (the "Potential Acquisition"). Terms of the transaction have not been agreed upon, and significant issues remain to be resolved. There can be no assurances that discussions with PwC will result in any transaction or on what terms a transaction may take place.

         As a result of concerns by both HP and PwC regarding the timing of the completion of HP's audit for the fiscal year ending October 31, 2000 (the "2000 Audit") in light of the potential loss of independence of PwC because of the Potential Acquisition, HP has terminated PwC's engagement as HP's independent public accountants with respect to the 2000 Audit. This decision was approved and ratified by resolution of the Audit Committee of HP's Board of Directors on September 21, 2000. PwC ceased all audit work for HP beginning September 12, 2000. PwC's report on HP's financial statements for the years ended October 31, 1998 and October 31, 1999 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles. During the fiscal years ending October 31, 1998 and October 31, 1999 and through September 21, 2000, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to HP's financial statements that, if not resolved to PwC's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         On September 21, 2000, HP retained Ernst & Young ("E&Y") as its independent public accountants with respect to the 2000 Audit. The decision to retain E&Y was approved by resolution of the Audit Committee of HP's Board of Directors on September 21, 2000. Prior to retaining E&Y for such audit, HP consulted E&Y with respect to various aspects of the Potential Acquisition, including tax and accounting matters related to a variety of preliminary structures for the transaction.

         HP issued a press release dated September 22, 2000 with respect to these matters, a copy of which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibit 16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

     Exhibit 99.1        Press release dated September 22, 2000 entitled
                         "HP Engages Ernst & Young As Auditors for FY2000; PricewaterhouseCoopers Engagement for FY 2000 Audit Terminated in Light of Pending Negotiations."



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEWLETT-PACKARD COMPANY


Date: September 22, 2000               By:  /s/ Charles N. Charnas
                                            -----------------------------------
                                       Name:  Charles N. Charnas
                                       Title: Assistant Secretary




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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 21, 2000



  Exhibit                              Description
------------           ---------------------------------------------------------


Exhibit 16.1 Letter from PricewaterhouseCoopers LLP regardging change in certifying accountant.

Exhibit 99.1 Press release dated September 22, 2000 entitled "HP Engages Ernst & Young As Auditors for FY2000; PricewaterhouseCoopers Engagement for FY 2000 Audit Terminated in Light of Pending Negotiations."